Commitments and contingencies (Policies)	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Warranty costs and product liabilities policy
Indemnification guarantees
We routinely sell products with an intellectual property indemnification included in the terms of sale. Historically, we have had only minimal, infrequent losses associated with these indemnities. Consequently, we cannot reasonably estimate or accrue for any future liabilities that may result.

Warranty costs/product liabilities
We accrue for known product-related claims if a loss is probable and can be reasonably estimated. During the periods presented, there have been no material accruals or payments regarding product warranty or product liability. Historically, we have experienced a low rate of payments on product claims. Although we cannot predict the likelihood or amount of any future claims, we do not believe they will have a material adverse effect on our financial condition, results of operations or liquidity. Consistent with general industry practice, we enter into formal contracts with certain customers that include negotiated warranty remedies. Typically, under these agreements our warranty for semiconductor products includes three years of coverage; an obligation to repair, replace or refund; and a maximum payment obligation tied to the price paid for our products. In some cases, product claims may exceed the price of our products.

General
We are subject to various legal and administrative proceedings. Although it is not possible to predict the outcome of these matters, we believe that the results of these proceedings will not have a material adverse effect on our financial condition, results of operations or liquidity. From time to time, we also negotiate contingent consideration payment arrangements associated with certain acquisitions, which are recorded at fair value.